================================================================================

                  FIRST AMENDMENT TO ASSET PURCHASE AGREEMENT

                         Dated as of December 18, 1998

                                     Among

                              MERRILL CORPORATION,
         MERRILL/EXECUTECH, INC. (f/k/a MERRILL ACQUISITION CORPORATION),

                                      And

                                EXECUTECH, INC.,
                         WORLD WIDE SCAN SERVICES, LLC,
                      The SHAREHOLDERS OF EXECUTECH, INC.,

                                      And

                  The MEMBERS of WORLD WIDE SCAN SERVICES, LLC

================================================================================

                  FIRST AMENDMENT TO ASSET PURCHASE AGREEMENT

      THIS FIRST AMENDMENT TO ASSET PURCHASE AGREEMENT (this "AGREEMENT") is made this 18th day of December, 1998 by and among MERRILL CORPORATION, a Minnesota corporation, MERRILL/EXECUTECH, INC. (f/k/a MERRILL ACQUISITION CORPORATION), a Minnesota corporation ("PURCHASER") and EXECUTECH, INC., a New York corporation ("EXECUTECH"), WORLD WIDE SCAN SERVICES, LLC, a Connecticut limited liability company ("WORLD WIDE"), THEODORE M. DAVIS and MICHAEL Z. SPERLING (all such entities and individuals are collectively referred to herein as the "PARTIES").

                                    RECITALS

      A. The Parties entered into that certain Asset Purchase Agreement dated as of June 11, 1998 (the "ASSET PURCHASE AGREEMENT"; all capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Asset Purchase Agreement, and all references herein to a particular "Section" shall be deemed to refer to a Section of the Asset Purchase Agreement unless stated otherwise to the contrary herein), pursuant to which Purchaser purchased substantially all of Executech's and World Wide's assets.

      B. The Parties desire to modify certain terms of the Asset Purchase Agreement as more particularly set forth herein.

      C. The Parties are willing to make such modifications to the Asset Purchase Agreement, provided each shall execute and deliver this Agreement.

      NOW, THEREFORE, in consideration of the above premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

      SECTION 1. SUBSTITUTION OF SECTION. Section 1.4 (a) of the Asset Purchase Agreement shall be deemed deleted in its entirety and replaced with the following paragraph:

            "(a) During the period from the Closing through the period ending January 31, 2003 (the "CONTINGENT PURCHASE PRICE PERIOD"), the Purchaser will pay additional amounts equal to: (1) for the First Fiscal Year (as defined below), the greater of (i) Two Million Eight Hundred Thousand Dollars ($2,800,000) or (ii) a percentage of the After-Tax Earnings, generated by the "business" (as defined below) being acquired by the Purchaser; and (2) for all other fiscal years of the Contingent Purchase Price Period, the guaranteed dollar amounts specified in the table below. The percentage payable for the First Fiscal Year and the fixed dollar amounts for each additional fiscal year of the Contingent Purchase Price Period are set forth according to the following schedule (the "CONTINGENT PURCHASE PRICE"):

       FISCAL YEAR                           CONTINGENT PURCHASE PRICE PAYMENT
-----------------------------------------------------------------------------------------------
January 1, 1998 through January 31, 1999     The greater of (i) Two Million Eight Hundred
("FIRST FISCAL YEAR")                        Thousand Dollars ($2,800,000) or (ii) 450% of the
                                             After-Tax Earnings for the First Fiscal Year (the
                                             "Base Year Earnings")
-----------------------------------------------------------------------------------------------
February 1, 1999 through January 31, 2000    The sum of Four Hundred Thousand Dollars
("SECOND FISCAL YEAR")                       ($400,000)
-----------------------------------------------------------------------------------------------
February 1, 2000 through January 31, 2001    The sum of Five Hundred Thousand Dollars
("THIRD FISCAL YEAR")                        ($500,000)
-----------------------------------------------------------------------------------------------
February 1, 2001 through January 31, 2002    The sum of Six Hundred Fifty Thousand Dollars
("FOURTH FISCAL YEAR")                       ($650,000)
-----------------------------------------------------------------------------------------------
February 1, 2002 through January 31, 2003    The sum of Eight Hundred Fifty Thousand
("FIFTH FISCAL YEAR")                        Dollars ($850,000)
-----------------------------------------------------------------------------------------------

      SECTION 2. MODIFICATION OF SECTION. The first sentence of Section 1.4 (c) of the Asset Purchase Agreement shall be deemed deleted in its entirety and replaced with the following sentence:

            "For purposes of this Section 1.4, the "After-Tax Earnings" generated by the "business" (as hereinafter defined in Section 1.4(c)(i)) for the First Fiscal Year means Purchaser's net income (or loss), after Taxes, determined in accordance with generally accepted accounting principles consistently applied ("GAAP")."

      SECTION 3. MODIFICATION OF SECTION. The second sentence of Section 1.4 (c)
(iii) of the Asset Purchase Agreement shall be deemed deleted in its entirety and replaced with the following sentence:

            "The SG&A Costs will be five percent (5%) of Gross Revenues for the First Fiscal Year."

      SECTION 4. SUBSTITUTION OF SECTION. Section 1.4 (c)(iv) of the Asset Purchase Agreement shall be deemed deleted in its entirety and replaced with the following paragraph:

            "(iv) The benefit plans used in calculating the After-Tax Earnings will be in conformance with the fringe benefit programs of the Sellers in effect as of the Closing Date for the First Fiscal Year."

      SECTION 5. SUBSTITUTION OF SECTION. Section 1.4 (d) of the Asset Purchase Agreement shall be deemed deleted in its entirety and replaced with the following paragraph:

            "(d) During the First Fiscal Year, the Purchaser agrees to provide Davis and Sperling monthly financial reports consistent with those provided to Merrill's regional managers."


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

      SECTION 6. SUBSTITUTION OF SECTION. Section 1.4 (e) of the Asset Purchase Agreement shall be deemed deleted in its entirety and replaced with the following paragraph:

            "(e) As soon as may be practicable after the end of the First Fiscal Year, but not later than March 25, 1999, Purchaser will deliver to the Representative a statement prepared by the Purchaser setting forth in reasonable detail Purchaser's calculation of After-Tax Earnings for the First Fiscal Year and the amount of the Contingent Purchase Price, if any, to be paid to the Sellers for the First Fiscal Year pursuant to this Section 1.4 (the "CONTINGENT PURCHASE PRICE STATEMENT").

      SECTION 7. SUBSTITUTION OF SECTION. Section 1.4 (g) of the Asset Purchase Agreement shall be deemed deleted in its entirety and replaced with the following paragraph:

            "(g) The Contingent Purchase Price for the First Fiscal Year, if any, shall be paid by the Purchaser to the Representative by wire transfer in immediately available funds within five (5) days after the earlier of (i) the receipt by the Purchaser of written notice from the Representative that the Representative has no objection to the calculation of the Contingent Purchase Price pursuant to Section
            1.4 hereof, (ii) the expiration of the 15-day period for giving notice of disagreement with such calculation, if no such notice is given, or (iii) the resolution of any dispute pursuant to Section 1.4(e). The Contingent Purchase Price for the Second Fiscal Year, Third Fiscal Year, Fourth Fiscal Year, and Fifth Fiscal Year shall be paid by the Purchaser to the Representative by wire transfer in immediately available funds within five (5) days of the last day of each such fiscal year. In the event that payment is not made within such 5-day period, the Purchaser will pay to the Sellers, in addition to the amount due as the Contingent Purchase Price, a late payment charge equal to one percent (1%) per month of the Contingent Purchase Price due together with interest at the Late Payment Rate. If the amount of the Contingent Purchase Price for the First Fiscal Year is disputed and is being arbitrated in accordance with Section 1.4(e), during the course of such arbitration and until a final, non-appealable arbitration award is issued, no late payment charge shall accrue, but, interest will be payable by the Purchaser on the balance of the Contingent Purchase Price due but unpaid at the Late Payment Rate. For purposes of this Agreement, the term "Late Payment Rate" means the prime rate, as published by Chase Manhattan Bank as its prime lending rate from time to time, plus three percent (3%).

      SECTION 8. FULL FORCE AND EFFECT; RATIFICATION; REFERENCES. Except as amended hereby, the Asset Purchase Agreement remains unamended and in full force and effect. The Parties hereby ratify all of the terms and provisions of the Asset Purchase Agreement except as modified hereby. All references in the Asset Purchase Agreement to "this Agreement" or words of like import, shall be deemed to refer to the Asset Purchase Agreement as amended hereby. All references in any of the Transaction Documents or any of the Employment Agreements between Davis, Sperling or DuBowe effective as of June 11, 1998 to the "Purchase Agreement" or words of like import, shall be deemed to refer to the Asset Purchase Agreement as amended hereby.

      SECTION 9. MISCELLANEOUS PROVISIONS.

            9.1. GOVERNING LAW. The place of negotiation, execution and delivery of this Agreement is the State of New York. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York.

            9.2. COUNTERPARTS; HEADINGS. This Agreement may be executed in counterparts, each of which shall constitute an original, and all of which, when taken together, shall constitute but one instrument. The captions and headings of the various sections of this Agreement are for purposes of reference only and are not to be construed as confining or limiting in any way the scope or intent of the provisions hereof. Whenever the context requires or permits, the singular shall include the plural, the plural shall include the singular, and the masculine, feminine and neuter shall be freely interchangeable.

      IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the day and year first above written.


MERRILL CORPORATION                       EXECUTECH, INC.

By: /s/ Steven  J. Machov                 By: /s/ Theodore M. Davis
   ---------------------------------         -----------------------------------

Its: Vice President General Counsel       Its: President
    --------------------------------          ----------------------------------


MERRILL/EXECUTECH, INC.                   WORLD WIDE SCAN SERVICES, LLC

By: /s/ Steven J. Machov                  By: /s/ Theodore M. Davis
   ---------------------------------         -----------------------------------

Its: Secretary                            Its: Manager
    --------------------------------          ----------------------------------


                                          /s/ Theodore M. Davis
                                          -----------------------------------
                                          Theodore M. Davis


                                          /s/ Michael Z. Sperling
                                          -----------------------------------
                                          Michael Z. Sperling


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